UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          October 19, 2020

J.W. Mays, Inc.
(Exact name of registrant as specified in its charter)

New York	1-3647	11-1059070
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9 Bond Street, Brooklyn, New York	11201-5805
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   718-624-7400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	MAYS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Reports.

On October 14, 2020 J. W. Mays, Inc. (the “Company”) was informed by the Company’s independent registered accounting firm, Prager Metis CPAs, LLC (“Prager”), that the following previously filed financial statements of the Company should not be relied upon:

The Company’s audited financial statements for the fiscal year ended July 31, 2020 contained in the Company’s Annual Report on Form 10-K which includes as an exhibit its Annual Report to Shareholders originally filed with the Securities and Exchange Commission (“SEC”) on October 8, 2020 (the “2020 Filing”).

On October 14, 2020, six days after the 2020 Filing, the Company’s management was informed by Prager the 2020 Filing was deemed premature prior to the audit being completed. The Company made the 2020 Filing under the mistaken belief Prager had completed its audit for the following reasons:

●

On September 22, 2020, two Partners from Prager reviewed with the Board of Directors and the Audit Committee a draft Audit Committee Report dated October 8, 2020, including the draft audit opinion dated October 8, 2020 and required audit communications under professional standards.

●

On September 23, 2020, D’Arcangelo & Co., LLP’s (“D’Arcangelo”) Report of Independent Registered Public Accounting Firm dated October 3, 2019 for use in the 2020 Filing was obtained from one of the two Partners from Prager, who also was the lead engagement Partner with D’Arcangelo for the prior year filing.

●	On September 23, 2020, an electronically signed Report of Independent Registered Public Accounting Firm dated October 8, 2020 was obtained from Prager.

●

The Company provided Prager and the Audit Committee with two separate signed management representation letters dated October 8, 2020. One of the representation letters was as of and for the year ended July 31, 2020; the other was as of and for the year ended July 31, 2019 for D’Arcangelo.

In January 2020, just prior to the COVID 19 pandemic, D’Arcangelo, who served as the Company’s auditors since 1996, merged with Prager. As a result of the merger of our accounting firms combined with a need for professionals to work remotely for public safety during the pandemic, the Company’s management acknowledges misunderstandings and miscommunications occurred relating to the 2020 Filing.

Once Prager completes its audit, an amended Form 10-K will be filed.

Management of the Company discussed the matters disclosed in this Item 4.02 with Prager. The Company also provided a copy of the foregoing Item 4.02 disclosures to Prager and requested that Prager furnish it with a letter addressed to the SEC stating whether Prager agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Prager’s response letter is filed as Exhibit 16.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. W. Mays, Inc.
(Registrant)

Dated: October 19, 2020	By: Mark Greenblatt
Mark Greenblatt
Executive Vice President
Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Prager Metis CPAs, LLC